Prospectus, December 1, 2002

Evergreen
Domestic Equity Funds II

Evergreen Blue Chip Fund
Evergreen Equity Income Fund
Evergreen Equity Index Fund
Evergreen Growth and Income Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund
Evergreen Strategic Value Fund
Evergreen Value Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Blue Chip Fund
Evergreen Equity Income Fund
Evergreen Equity Index Fund
Evergreen Growth and Income Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund
Evergreen Strategic Value Fund
Evergreen Value Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek a combination of capital growth and current income. The Evergreen Domestic Equity Funds II tend to have less risk, volatility and growth potential than more aggressive stock funds.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Domestic Equity Funds II

typically rely on a combination of the following strategies:

  investing in companies that have a history of paying regular dividends in order to cushion stock market fluctuations with a steady stream of income;
  investing a portion of the Fund in bonds and convertible securities to lower overall risk and provide regular income;
  investing in companies whose stock price is lower than what the Fund's portfolio manager believes the true "fundamental" price should be; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager’s targeted value; iii) to take advantage of more attractive investment opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems necessary.

may be appropriate for investors who:

  want an investment with moderate volatility relative to more aggressive stock funds; and
  want a combination of growth potential and regular dividend income potential.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Fund invests a significant portion of its portfolio in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If the Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Blue Chip Fund

FUND FACTS:

Goal:

  Capital Growth

  Principal Investment:

  Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKNAX (Class A)
  EKNBX (Class B)
  EKNCX (Class C)
  EKNYX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks capital growth with the potential for income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in "blue chip" stocks. Blue chip stocks are the common stocks of well-established, large U.S. companies with a long history of performance, typically recognizable names representing a broad range of industries. The market capitalization of the stocks selected will be within the range tracked by the S&P 500 Index, at the time of purchase. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The remaining 20% of the Fund's assets may be invested in other types of equity securities, various cash equivalents or represented by cash.

  Buy and sell decisions are based primarily on fundamental analysis to identify companies with leading positions within their industry, solid management and strategies, and a trend of stable or accelerating profits. The portfolio managers look for factors that could trigger a rise in price such as new products or markets or positive changes in corporate structure or market perception. The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both growth- and value-oriented equity securities. “Growth” securities are securities of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” securities are securities that the Fund’s portfolio managers believe are undervalued on a price-to-earnings and price-to-assets methodology.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
0.05	9.81	- 5.90	31.93	21.05	30.52	17.73	27.17	- 12.33	- 17.44

Best Quarter:	4th Quarter 1999	+ 19.17%
Worst Quarter:	3rd Quarter 2001	- 14.35%
Year-to-date total return through 9/30/2002 is -27.07%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	- 21.57%	6.57%	8.54%	8.49%
Class B	9/11/1935	- 21.57%	6.89%	8.85%	8.54%
Class B	9/11/1935	- 21.57%	4.83%	4.62%	N/A
(after taxes on distributions) [2]
Class B	9/11/1935	- 13.13%	5.30%	4.87%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/22/1998	- 19.05%	7.23%	8.88%	8.54%
Class I	4/30/1999	- 16.58%	7.76%	9.14%	8.58%
S&P 500		- 11.89%	10.70%	12.94%	N/A

  1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 a fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.48%	0.25%	0.64%	1.37%
Class B	0.48%	1.00%	0.64%	2.12%
Class C	0.48%	1.00%	0.64%	2.12%
Class I	0.48%	0.00%	0.64%	1.12%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 706	$ 715	$ 415	$ 114	$ 215	$ 215
3 years	$ 984	$ 964	$ 664	$ 356	$ 664	$ 664
5 years	$ 1,282	$ 1,339	$ 1,139	$ 617	$ 1,139	$ 1,139
10 years	$ 2,127	$ 2,261	$ 2,452	$ 1,363	$ 2,261	$ 2,452

  Equity Income Fund

  FUND FACTS:

  Goals:

  Current Income
  Capital Growth

  Principal Investments:

  Common Stocks of All Market Capitalizations
  Convertible Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ETRAX (Class A)
  ETRBX (Class B)
  ETRCX (Class C)
  EVTRX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks current income and capital growth in the value of its shares.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in equity securities including common stocks and securities convertible into common stocks across all market capitalizations that on the purchase date pay a yield higher than the average yield of companies included in the Russell 1000® Value Index. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality.

  The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace exhibiting, for example, low price to earnings and low price to cash flow multiples. "Growth" securities are securities of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

  The Fund may also invest up to 50% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
    Interest Rate Risk
    Credit Risk
    Foreign Investment Risk
  The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
10.03	12.92	- 6.42	23.86	12.89	25.58	- 0.79	16.37	7.16	- 5.36

Best Quarter:	2nd Quarter 1999	+ 14.50%
Worst Quarter:	3rd Quarter 2001	- 13.17%
Year-to-date total return through 9/30/2002 is -18.49%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value) and the Russell Midcap Value Index (Russell Midcap Value). The Russell 1000 Value is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings and growth rates. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell Midcap Value is an unmanaged market capitalization-weighted index measuring the performance of the Russell Midcap companies with low price-to-book ratios and low forecasted growth values. The Russell Midcap Index is comprised of the 800 smallest companies in the Russell 1000® Index. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/31/1978
Class A	1/3/1995	- 11.04%	6.47%	8.28%	12.48%
Class B	1/3/1995	- 10.88%	6.65%	8.37%	12.52%
Class C	1/3/1995	- 8.11%	6.94%	8.36%	12.52%
Class I	8/31/1978	- 5.36%	8.01%	9.11%	12.85%
Class I	8/31/1978	- 6.88%	4.90%	6.06%	N/A
(after taxes on distributions) [2]
Class I	8/31/1978	- 3.25%	5.12%	6.00%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Value		- 5.59%	11.13%	14.13%	N/A
Russell Midcap Value		2.33%	11.46%	14.41%	N/A

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.71%	0.25%	0.37%	1.33%
Class B	0.71%	1.00%	0.37%	2.08%
Class C	0.71%	1.00%	0.37%	2.08%
Class I	0.71%	0.00%	0.37%	1.08%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 703	$ 711	$ 411	$ 110	$ 211	$ 211
3 years	$ 972	$ 952	$ 652	$ 343	$ 652	$ 652
5 years	$ 1,262	$ 1,319	$ 1,119	$ 595	$ 1,119	$ 1,119
10 years	$ 2,084	$ 2,219	$ 2,410	$ 1,317	$ 2,219	$ 2,410

  Equity Index Fund

  FUND FACTS:

  Goal:

  Price and Yield Performance Comparable to the S&P 500 Index

  Principal Investment:

  Equity Securities listed on the S&P 500 Index

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESINX (Class A)
  ESIOX (Class B)
  ESECX (Class C)
  EVIIX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.*

  *"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500 Index. The Fund’s portfolio managers use computer models that closely monitor the composition of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen by Standard & Poor’s Ratings Services to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. To replicate the performance of the S&P 500 Index, the Fund’s portfolio managers use a passive management approach and invest in substantially all of the stocks comprising the S&P 500 Index.

  The Fund intends to sell a portfolio investment when it is removed from the S&P 500 Index.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  The Fund is also subject to index fund risk. The Fund is not actively managed and invests in securities included in the S&P 500 Index regardless of their investment merit. Therefore, the Fund cannot modify its investment strategy to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the S&P 500 Index. Although the Fund’s modeling techniques are intended to produce performance that approximates that of the S&P 500 Index (before expenses), there can be no assurance that these techniques will reduce “tracking error”, the difference between the Fund’s investment results (before expenses) and the S&P 500 Index. Tracking error may arise as a result of brokerage costs, fees and operating expenses.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
6.77	9.32	0.29	36.62	22.86	32.54	27.69	20.69	- 9.26	- 12.07

Best Quarter:	4th Quarter 1998	+ 21.30%
Worst Quarter:	3rd Quarter 2001	- 14.70%
Year-to-date total return through 9/30/2002 is -28.27%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 2/14/1985
Class A	11/4/1998	- 17.35%	8.78%	11.59%	13.13%
Class B	11/3/1998	- 17.30%	9.29%	11.99%	13.37%
Class C	4/30/1999	- 14.68%	9.68%	12.05%	13.40%
Class I	2/14/1985	- 12.07%	10.26%	12.34%	13.58%
Class I	2/14/1985	- 12.44%	9.25%	10.94%	N/A
(after taxes on distributions) [2]
Class I	2/14/1985	- 7.35%	8.18%	9.85%	N/A
(after taxes on distributions and sale of Fund shares) [2]
S&P 500		- 11.89%	10.70%	12.94%	14.58%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I from 7/27/1998 to the inception of Classes A, B and C. Historical performance shown for Class I prior to its inception is based on the performance of Class Y of the fund’s predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [4]
Class A	0.32%	0.25%	0.39%	0.96%	0.57%
Class B	0.32%	1.00%	0.39%	1.71%	1.32%
Class C	0.32%	1.00%	0.39%	1.71%	1.32%
Class I	0.32%	0.00%	0.39%	0.71%	0.32%

  4. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 630	$ 634	$ 334	$ 33	$ 134	$ 134
3 years	$ 827	$ 801	$ 501	$ 188	$ 501	$ 501
5 years	$ 1,040	$ 1,092	$ 892	$ 357	$ 892	$ 892
10 years	$ 1,652	$ 1,787	$ 1,987	$ 846	$ 1,787	$ 1,987

  Growth and Income Fund

  FUND FACTS:

  Goals:

  Capital Growth
  Current Income

  Principal Investment:

  Medium-Cap and Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EGIAX (Class A)
  EGIBX (Class B)
  EGICX (Class C)
  EVVTX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks capital growth in the value of its shares and current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in the common stocks of medium- and large-sized U.S. companies, (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund’s portfolio managers look for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry. The Fund intends to seek additional income primarily by investing in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality up to 20% of its assets. The Fund may also invest up to 20% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Foreign Investment Risk
    Investment Style Risk
    Interest Rate Risk
    Credit Risk
  The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
13.84	14.44	1.69	32.94	23.82	31.25	5.23	14.54	- 5.82	- 14.64

Best Quarter:	4th Quarter 1999	+ 17.08%
Worst Quarter:	3rd Quarter 2001	- 19.58%
Year-to-date total return through 9/30/2002 is -21.67%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). The Russell 1000 Value is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings and growth rates. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/15/1986
Class A	1/3/1995	- 19.72%	3.43%	9.90%	10.61%
Class B	1/3/1995	- 19.53%	3.56%	9.98%	10.67%
Class C	1/3/1995	- 17.11%	3.88%	9.99%	10.67%
Class I	10/15/1986	- 14.64%	4.93%	10.74%	11.17%
Class I	10/15/1986	- 15.39%	3.69%	9.27%	N/A
(after taxes on distributions) [2]
Class I	10/15/1986	- 8.23%	3.94%	8.65%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Value		- 5.59%	11.13%	14.13%	13.22%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.72%	0.25%	0.57%	1.54%
Class B	0.72%	1.00%	0.57%	2.29%
Class C	0.72%	1.00%	0.57%	2.29%
Class I	0.72%	0.00%	0.57%	1.29%

  4. Restated for the fiscal year ended 7/31/2002 to reflect current fees.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 723	$ 732	$ 432	$ 131	$ 232	$ 232
3 years	$ 1,033	$ 1,015	$ 715	$ 409	$ 715	$ 715
5 years	$ 1,366	$ 1,425	$ 1,225	$ 708	$ 1,225	$ 1,225
10 years	$ 2,304	$ 2,438	$ 2,626	$ 1,556	$ 2,438	$ 2,626

  Small Cap Value Fund

  FUND FACTS:

  Goal:

  Capital Growth

  Principal Investment:

  Small-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESQAX (Class A)
  ESCIX (Class B)
  ESCCX (Class C)
  ESCEX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks capital growth in the value of its shares.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund’s portfolio managers seek to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio managers consider their intrinsic value. The Fund’s portfolio managers look specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since the Class I shares' inception on 10/1/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 0.65	29.12	22.38	33.62	- 9.39	0.99	19.20	17.73

Best Quarter:	4th Quarter 2001	+ 23.11%
Worst Quarter:	3rd Quarter 2001	- 14.76%
Year-to-date total return through 9/30/2002 is -17.24%.

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). The Russell 2000 Value is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/1/1993
Class A	1/3/1995	10.71%	9.83%	N/A	12.05%
Class B	1/3/1995	11.55%	10.02%	N/A	12.13%
Class C	1/24/1995	14.52%	10.24%	N/A	12.10%
Class I	10/1/1993	17.73%	11.40%	N/A	13.10%
Class I	10/1/1993	17.15%	10.63%	N/A	11.62%
(after taxes on distributions) [2]
Class I	10/1/1993	11.28%	9.06%	N/A	10.62%
(after taxes on distributions and sale of Fund shares) [2]
Russell 2000 Value		14.02%	11.21%	N/A	12.39%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.85%	0.25%	0.37%	1.47%
Class B	0.85%	1.00%	0.37%	2.22%
Class C	0.85%	1.00%	0.37%	2.22%
Class I	0.85%	0.00%	0.37%	1.22%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 716	$ 725	$ 425	$ 124	$ 225	$ 225
3 years	$ 1,013	$ 994	$ 694	$ 387	$ 694	$ 694
5 years	$ 1,332	$ 1,390	$ 1,190	$ 670	$ 1,190	$ 1,190
10 years	$ 2,231	$ 2,365	$ 2,554	$ 1,477	$ 2,365	$ 2,554

  Special Values Fund

  FUND FACTS:

  Goal:

  Capital Growth

  Principal Investment:

  Small-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESPAX (Class A)
  ESPBX (Class B)
  ESPCX (Class C)
  ESPIX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks to produce growth of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in common stocks of small U.S. companies. The portfolio managers look for significantly undervalued companies that they believe have the potential for above-average appreciation potential with below average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Value Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Value Index.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 5/7/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 3.32	30.26	36.98	29.08	- 1.51	6.39	15.14	18.13

Best Quarter:	2nd Quarter 1999	+ 16.56%
Worst Quarter:	3rd Quarter 1998	- 18.00%
Year-to-date total return through 9/30/2002 is -12.61%.

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000 Value Index (Russell 2000 Value). The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/7/1993
Class A	5/7/1993	11.37%	11.64%	N/A	14.28%
Class A	5/7/1993	9.33%	9.60%	N/A	12.04%
(after taxes on distributions) [2]
Class A	5/7/1993	7.45%	8.66%	N/A	10.99%
(after taxes on distributions and sale of Fund shares) [2]
Class B	3/26/1999	12.21%	12.28%	N/A	14.81%
Class C	12/12/2000	15.27%	12.80%	N/A	14.97%
Class I	7/23/1996	18.46%	13.23%	N/A	15.09%
Russell 2000 Value		14.02%	11.21%	N/A	13.31%

  1. Historical performance shown for Classes A, B, C and I are based on the performance of Classes A, B, C and Y of the fund's predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and I prior to their inception are based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [4,5]
Class A	0.80%	0.25%	0.19%	1.24%	1.20%
Class B	0.80%	1.00%	0.19%	1.99%	1.95%
Class C	0.80%	1.00%	0.19%	1.99%	1.95%
Class I	0.80%	0.00%	0.19%	0.99%	0.95%

  4. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  5. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 1.19% for Class A, 1.94% for Class B, 1.94% for Class C, and 0.94% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 690	$ 698	$ 398	$ 97	$ 198	$ 198
3 years	$ 942	$ 921	$ 621	$ 311	$ 621	$ 621
5 years	$ 1,213	$ 1,269	$ 1,069	$ 543	$ 1,069	$ 1,069
10 years	$ 1,985	$ 2,120	$ 2,314	$ 1,209	$ 2,120	$ 2,314

  Strategic Value Fund

  FUND FACTS:

  Goals:

  Long-term Capital Growth
  Current Income

  Principal Investment:

  Equity Securities of Large U.S. Companies

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESSAX (Class A)
  ESSBX (Class B)
  ESSCX (Class C)
  ESSIX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks long-term capital growth with current income as a secondary objective.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. Generally, securities selected are common stocks that the Fund's portfolio managers believe are undervalued and exhibit positive trends in their underlying operations and earnings expectations. The Fund intends to seek current income primarily from dividends paid by its equity holdings and to a much lesser extent interest income earned by cash equivalents in which the Fund invests. The Fund's investments in equity securities will be on the basis of various valuation parameters, industry leadership, quality of management, the company's current position and future earnings prospects.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
19.62	13.01	1.69	33.20	25.66	32.12	6.31	9.06	4.85	- 4.75

Best Quarter:	4th Quarter 1998	+ 16.86%
Worst Quarter:	3rd Quarter 1998	- 16.19%
Year-to-date total return through 9/30/2002 is -24.22%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value), an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings and growth rates. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1981
Class A	3/27/2002	- 10.22%	7.54%	12.57%	14.39%
Class B	3/27/2002	- 9.42%	8.39%	12.74%	14.05%
Class C	3/27/2002	- 6.62%	8.67%	12.74%	14.05%
Class I	11/24/1997	- 4.75%	8.87%	13.41%	14.96%
Class I	11/24/1997	- 5.30%	N/A	N/A	N/A
(after taxes on distributions) [2]
Class I	11/24/1997	- 2.74%	N/A	N/A	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Value		- 5.59%	11.13%	14.13%	15.48%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.62%	0.25%	0.15%	1.02%
Class B	0.62%	1.00%	0.15%	1.77%
Class C	0.62%	1.00%	0.15%	1.77%
Class I	0.62%	0.00%	0.15%	0.77%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 673	$ 680	$ 380	$ 79	$ 180	$ 180
3 years	$ 881	$ 857	$ 557	$ 246	$ 557	$ 557
5 years	$ 1,106	$ 1,159	$ 959	$ 428	$ 959	$ 959
10 years	$ 1,751	$ 1,886	$ 2,084	$ 954	$ 1,886	$ 2,084

  Value Fund

  FUND FACTS:

  Goals:

  Long-term Capital Growth
  Current Income

  Principal Investment:

  Medium-Cap and Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EGVAX (Class A)
  EGVBX (Class B)
  EGVCX (Class C)
  EGVYX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks long-term capital growth with current income as a secondary objective.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests at least 75% of its assets in common stocks of medium- and large-cap U.S. companies that are, in the opinion of the Fund's portfolio managers, undervalued according to various financial measurements. The stocks selected will be of those companies whose market capitalization falls within the range tracked by the Russell 1000® Index, at the time of purchase. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. These financial measurements used by the portfolio managers to select stocks include an analysis of traditional measures such as: price-to-book, price-to-earnings, price-to-cash flow and price-to-sales ratios versus comparable companies and the present value of projected future cash flows. Such stocks are theoretically bought at a discount to their true value, thus providing growth opportunity with potentially less downside risk. Value stocks are chosen primarily for their price compared to their growth potential, with income as a secondary consideration. The Fund intends to seek current income primarily from dividends paid by its equity holdings and to a much lesser extent interest income earned by cash equivalents in which the Fund invests.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
7.96	9.31	1.86	31.81	18.92	25.73	9.51	4.46	9.56	- 2.54

Best Quarter:	2nd Quarter 1997	+ 11.69%
Worst Quarter:	3rd Quarter 2001	- 11.00%
Year-to-date total return through 9/30/2002 is -24.62%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). The Russell 1000 Value is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings and growth rates. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/12/1985
Class A	4/12/1985	- 8.17%	7.68%	10.55%	11.98%
Class A	4/12/1985	- 11.01%	4.77%	7.40%	N/A
(after taxes on distributions) [2]
Class A	4/12/1985	- 4.05%	5.67%	7.60%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	2/2/1993	- 7.61%	7.89%	10.52%	11.96%
Class C	9/2/1994	- 5.00%	8.15%	10.62%	12.02%
Class I	1/3/1991	- 2.26%	9.23%	11.51%	12.58%
Russell 1000 Value		- 5.59%	11.13%	14.13%	14.46%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.42%	0.25%	0.44%	1.11%
Class B	0.42%	1.00%	0.44%	1.86%
Class C	0.42%	1.00%	0.44%	1.86%
Class I	0.42%	0.00%	0.44%	0.86%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 682	$ 689	$ 389	$ 88	$ 189	$ 189
3 years	$ 908	$ 885	$ 585	$ 274	$ 585	$ 585
5 years	$ 1,151	$ 1,206	$ 1,006	$ 477	$ 1,006	$ 1,006
10 years	$ 1,849	$ 1,984	$ 2,180	$ 1,061	$ 1,984	$ 2,180

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $339.3 billion in consolidated assets as of 10/31/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $108.97 billion in assets for 106 of the Evergreen funds as of 10/31/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 7/31/2002, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Blue Chip Fund	0.48%
Equity Income Fund	0.71%
Equity Index Fund	0.00%
Growth and Income Fund	0.74%
Small Cap Value Fund	0.85%
Special Values Fund	0.75%
Strategic Value Fund	0.62%
Value Fund	0.42%

  THE FUNDS' PORTFOLIO MANAGERS

  Blue Chip Fund

  The Fund is managed by a team of portfolio management professionals from EIMC’s Large Cap Core Growth team, with team members responsible for various sectors.

  Equity Index Fund

  The Fund is managed by a team of portfolio management professionals from EIMC's Global Structured Products team, with team members responsible for various sectors.

  Equity Income Fund

  Growth and Income Fund

  Small Cap Value Fund

  Special Values Fund

  Strategic Value Fund

  Value Fund

  Each Fund is managed by a team of portfolio management professionals from EIMC’s Value Equity team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In addition, developments that occur in foreign countries between the close of the foreign markets and the Fund's valuation time may not be reflected in the Fund's NAV. As a result, the value of the Fund may change on days when the investor will not be able to purchase or redeem the Fund's shares. The value of the Fund will reflect these activities on the next trading day of the NYSE. If a determination is made that a foreign event or development is significant enough to have a material effect on the Fund's NAV, the securities will be priced at fair value.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. Each Fund offers four different share classes in this prospectus: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your investment	As a % of NAV excluding sales charges	As a % of your investment	Dealer commission as a % of NAV
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000 [1]

  1. Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

  Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

  Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

  Three ways you can reduce your Class A sales charges:

    Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
    Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
    Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

  Each Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

  Class B

  If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. After eight years, Class B shares automatically convert to Class A shares.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 8 years	Converts to Class A
Dealer Allowance	4.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C

  Like Class B shares, you do not pay a front-end sales charge on Class C shares, and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, unlike Class B shares, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	2.00%
Month of Purchase + Second 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

  Promotional Incentives on Dealer Commissions

  EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$ 25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1.800.343.2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [3]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the Evergreen Express Line at 1.800.346.3858 or visiting our website at EvergreenInvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP) [6]
    You can transfer money automatically from your bank account into your Fund on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

  HOW TO REDEEM SHARES

  We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s).
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a quarterly, monthly or annual dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under the Fund Facts section in the summary of each Fund previously presented.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  Retirement Plans

  You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. The tables for Evergreen Special Values Fund for periods prior to November 30, 2001 have been derived from financial information audited by the predecessor fund's previous independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the SAI.

  Blue Chip Fund

	Year Ended July 31,
	2002 [1]	2001	2000	1999	1998 [2]
CLASS A
Net asset value, beginning of period	$ 25.69	$ 34.79	$ 32.88	$ 30.42	$ 27.39
Income from investment operations
Net investment income (loss)	- 0.03	0.01	- 0.03	0.05	0.08
Net realized and unrealized gains or losses on securities	- 5.75	- 6.81	4.34	4.82	3.01
Total from investment operations	- 5.78	- 6.80	4.31	4.87	3.09

Distributions to shareholders from
Net investment income	0	0	0	- 0.03	- 0.06
Net realized gains	0	- 2.30	- 2.40	- 2.38	0
Total distributions to shareholders	0	- 2.30	- 2.40	- 2.41	- 0.06

Net asset value, end of period	$ 19.91	$ 25.69	$ 34.79	$ 32.88	$ 30.42
Total return [3]	- 22.50%	- 20.47%	13.22%	17.29%	11.29%
Ratios and supplemental data
Net assets, end of period (millions)	$ 220	$ 329	$ 467	$ 382	$ 285
Ratios to average net assets
Expenses [4]	1.37%	1.22%	1.15%	1.20%	1.20%[5]
Net investment income (loss)	- 0.15%	0.02%	- 0.04%	0.19%	0.49%[5]
Portfolio turnover rate	179%	223%	153%	111%	112%

						Year Ended
	Year Ended July 31,					August 31,
	2002 [1]	2001	2000	1999	1998 [6]	1997
CLASS B
Net asset value, beginning of period	$ 24.99	$ 34.15	$ 32.54	$ 30.35	$ 29.79	$ 25.05
Income from investment operations
Net investment income (loss)	- 0.20	- 0.21	- 0.14	- 0.05	- 0.12	0.15
Net realized and unrealized gains or losses on securities	- 5.57	- 6.65	4.15	4.62	5.72	7.97
Total from investment operations	- 5.77	- 6.86	4.01	4.57	5.60	8.12

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.08	- 0.20
Net realized gains	0	- 2.30	- 2.40	- 2.38	- 4.96	- 3.18
Total distributions to shareholders	0	- 2.30	- 2.40	- 2.38	- 5.04	- 3.38

Net asset value, end of period	$ 19.22	$ 24.99	$ 34.15	$ 32.54	$ 30.35	$ 29.79
Total return [3]	- 23.09%	- 21.06%	12.40%	16.26%	20.89%	34.76%
Ratios and supplemental data
Net assets, end of period (millions)	$ 220	$ 364	$ 477	$ 255	$ 118	$ 313
Ratios to average net assets
Expenses [4]	2.12%	1.98%	1.90%	1.95%	1.68%[5]	1.57%
Net investment income (loss)	- 0.89%	- 0.73%	- 0.79%	- 0.60%	- 0.02%[5]	0.55%
Portfolio turnover rate	179%	223%	153%	111%	112%	109%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

	Year Ended July 31,
	2002 [1]	2001	2000	1999	1998 [2]
CLASS C
Net asset value, beginning of period	$ 25.06	$ 34.24	$ 32.63	$ 30.40	$ 27.70
Income from investment operations
Net investment income (loss)	- 0.20	- 0.21	- 0.04	- 0.11	0
Net realized and unrealized gains or losses on securities	- 5.58	- 6.67	4.05	4.72	2.72
Total from investment operations	- 5.78	- 6.88	4.01	4.61	2.72

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.02
Net realized gains	0	- 2.30	- 2.40	- 2.38	0
Total distributions to shareholders	0	- 2.30	- 2.40	- 2.38	- 0.02

Net asset value, end of period	$ 19.28	$ 25.06	$ 34.24	$ 32.63	$ 30.40
Total return [3]	- 23.06%	- 21.06%	12.37%	16.37%	9.80%
Ratios and supplemental data
Net assets, end of period (millions)	$ 11	$ 18,579	$ 21,810	$ 2,969	$ 780
Ratios to average net assets
Expenses [4]	2.12%	1.98%	1.90%	1.95%	2.02%[5]
Net investment loss	- 0.89%	- 0.73%	- 0.78%	- 0.67%	- 0.27%[5]
Portfolio turnover rate	179%	223%	153%	111%	112%

	Year Ended July 31,
	2002 [1]	2001	2000	1999 [6]
CLASS I
Net asset value, beginning of period	$ 25.60	$ 34.59	$ 32.62	$ 32.30
Income from investment operations
Net investment income	0.02	0.06	0.04	0
Net realized and unrealized gains or losses on securities	- 5.73	- 6.75	4.33	0.32
Total from investment operations	- 5.71	- 6.69	4.37	0.32

Distributions to shareholders from
Net realized gains	0	- 2.30	- 2.40	0

Net asset value, end of period	$ 19.89	$ 25.60	$ 34.59	$ 32.62
Total return	- 22.30%	- 20.26%	13.53%	0.99%
Ratios and supplemental data
Net assets, end of period (millions)	$ 9	$ 14,163	$ 15,967	$ 789
Ratios to average net assets
Expenses [4]	1.12%	0.98%	0.90%	0.95%[5]
Net investment income	0.10%	0.26%	0.22%	0.08%[5]
Portfolio turnover rate	179%	223%	153%	111%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.

  Equity Income Fund

Year Ended July 31,
	2002	2001 [1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 22.14	$ 20.86	$ 22.57	$ 23.19	$ 23.94
Income from investment operations
Net investment income	0.51	0.81	0.98	0.94	1.05
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 4.22	1.26	- 0.82	1.50	0.81
Total from investment operations	- 3.71	2.07	0.16	2.44	1.86

Distributions to shareholders from
Net investment income	- 0.56	- 0.78	- 1.01	- 0.93	- 1.02
Net realized gains	- 0.06	- 0.01	- 0.86	- 2.13	- 1.59
Total distributions to shareholders	- 0.62	- 0.79	- 1.87	- 3.06	- 2.61

Net asset value, end of period	$ 17.81	$ 22.14	$ 20.86	$ 22.57	$ 23.19
Total return [2]	- 16.97%	10.14%	0.74%	12.14%	7.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 62,543	$ 76,780	$ 62,692	$ 35,714	$ 15,005
Ratios to average net assets
Expenses [3]	1.33%	1.34%	1.49%	1.46%	1.50%
Net investment income	2.55%	3.66%	4.13%	4.39%	4.20%
Portfolio turnover rate	106%	60%	115%	124%	133%

Year Ended July 31,
	2002	2001 [1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 21.95	$ 20.68	$ 22.38	$ 23.04	$ 23.81
Income from investment operations
Net investment income	0.36	0.64	0.73	0.76	0.86
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 4.18	1.25	- 0.73	1.51	0.81
Total from investment operations	- 3.82	1.89	0	2.27	1.67

Distributions to shareholders from
Net investment income	- 0.41	- 0.61	- 0.84	- 0.80	- 0.85
Net realized gains	- 0.06	- 0.01	- 0.86	- 2.13	- 1.59
Total distributions to shareholders	- 0.47	- 0.62	- 1.70	- 2.93	- 2.44

Net asset value, end of period	$ 17.66	$ 21.95	$ 20.68	$ 22.38	$ 23.04
Total return [2]	- 17.60%	9.31%	0.00%	11.34%	7.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 114,726	$ 161,726	$ 177,968	$ 185,177	$ 54,544
Ratios to average net assets
Expenses [3]	2.08%	2.10%	2.24%	2.21%	2.25%
Net investment income	1.84%	2.93%	3.28%	3.61%	3.46%
Portfolio turnover rate	106%	60%	115%	124%	133%

  1. Net investment income is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended July 31,
	2002	2001 [1]	2000	1999 [1]	1998
CLASS C
Net asset value, beginning of period	$ 21.95	$ 20.68	$ 22.38	$ 23.04	$ 23.81
Income from investment operations
Net investment income	0.37	0.62	0.88	0.76	0.87
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 4.20	1.27	- 0.88	1.51	0.80
Total from investment operations	- 3.83	1.89	0	2.27	1.67

Distributions to shareholders from
Net investment income	- 0.41	- 0.61	- 0.84	- 0.80	- 0.85
Net realized gains	- 0.06	- 0.01	- 0.86	- 2.13	- 1.59
Total distributions to shareholders	- 0.47	- 0.62	- 1.70	- 2.93	- 2.44

Net asset value, end of period	$ 17.65	$ 21.95	$ 20.68	$ 22.38	$ 23.04
Total return [2]	- 17.65%	9.31%	0.00%	11.34%	7.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 17,681	$ 16,871	$ 9,112	$ 2,502	$ 1,259
Ratios to average net assets
Expenses [3]	2.08%	2.09%	2.25%	2.21%	2.25%
Net investment income	1.75%	2.87%	3.43%	3.60%	3.48%
Portfolio turnover rate	106%	60%	115%	124%	133%

Year Ended July 31,
	2002	2001 [1]	2000	1999 [1]	1998
CLASS I
Net asset value, beginning of period	$ 22.15	$ 20.87	$ 22.58	$ 23.22	$ 23.98
Income from investment operations
Net investment income	0.58	0.87	0.94	0.99	1.02
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 4.24	1.26	- 0.72	1.52	0.89
Total from investment operations	- 3.66	2.13	0.22	2.51	1.91

Distributions to shareholders from
Net investment income	- 0.62	- 0.84	- 1.07	- 1.02	- 1.08
Net realized gains	- 0.06	- 0.01	- 0.86	- 2.13	- 1.59
Total distributions to shareholders	- 0.68	- 0.85	- 1.93	- 3.15	- 2.67

Net asset value, end of period	$ 17.81	$ 22.15	$ 20.87	$ 22.58	$ 23.22
Total return	- 16.80%	10.43%	1.00%	12.46%	8.16%
Ratios and supplemental data
Net assets, end of period (millions)	$ 534	$ 718	$ 733	$ 847	$ 880
Ratios to average net assets
Expenses [3]	1.08%	1.09%	1.23%	1.21%	1.25%
Net investment income	2.84%	3.93%	4.29%	4.61%	4.46%
Portfolio turnover rate	106%	60%	115%	124%	133%

  1. Net investment income is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Equity Index Fund

	Year Ended July 31,		Year Ended June 30,
	2002	2001 [1]	2001	2000	1999 [2]
CLASS A
Net asset value, beginning of period	$ 45.47	$ 45.95	$ 54.73	$ 52.03	$ 45.23
Income from investment operations
Net investment income	0.38	0.02	0.35	0.40	0.29
Net realized and unrealized gains or losses on securities
and futures contracts	- 11.25	- 0.48	- 8.56	3.09	9.87
Total from investment operations	- 10.87	- 0.46	- 8.21	3.49	10.16

Distributions to shareholders from
Net investment income	- 0.38	- 0.02	- 0.32	- 0.43	- 0.27
Net realized gains	0	0	- 0.25	- 0.36	- 3.09
Total distributions to shareholders	- 0.38	- 0.02	- 0.57	- 0.79	- 3.36

Net asset value, end of period	$ 34.22	$ 45.47	$ 45.95	$ 54.73	$ 52.03
Total return [3]	- 24.04%	- 1.00%	- 15.10%	6.76%	24.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 167,152	$ 95,801	$ 86,350	$ 79,991	$ 38,203
Ratios to average net assets
Expenses [4]	0.57%	0.55%[5]	0.55%	0.55%	0.55%[5]
Net investment income	0.94%	0.65%[5]	0.72%	0.78%	0.96%[5]
Portfolio turnover rate	7%	0%	17%	12%	21%

	Year Ended July 31,		Year Ended June 30,
	2002	2001 [1]	2001	2000	1999 [6]
CLASS B
Net asset value, beginning of period	$ 45.25	$ 45.75	$ 54.62	$ 52.00	$ 45.26
Income from investment operations
Net investment income	0.10	0	0	0.03	0.08
Net realized and unrealized gains or losses on securities
and futures contracts	- 11.20	- 0.50	- 8.56	3.05	9.83
Total from investment operations	- 11.10	- 0.50	- 8.56	3.08	9.91

Distributions to shareholders from
Net investment income	- 0.08	0	- 0.06	- 0.10	- 0.08
Net realized gains	0	0	- 0.25	- 0.36	- 3.09
Total distributions to shareholders	- 0.08	0	- 0.31	- 0.46	- 3.17

Net asset value, end of period	$ 34.07	$ 45.25	$ 45.75	$ 54.62	$ 52.00
Total return [3]	- 24.57%	- 1.09%	- 15.73%	5.95%	23.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 181,411	$ 206,205	$ 207,011	$ 203,984	$ 107,334
Ratios to average net assets
Expenses [4]	1.32%	1.30%[5]	1.30%	1.30%	1.31%[5]
Net investment income (loss)	0.19%	- 0.07%[5]	- 0.04%	0.03%	0.21%[5]
Portfolio turnover rate	7%	0%	17%	12%	21%

  1. For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

  2. For the period from November 4, 1998 (commencement of class operations) to June 30, 1999.

  3. Excluding applicable sales charges

  4. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the period from November 3, 1998 (commencement of class operations) to June 30, 1999.

	Year Ended July 31,		Year Ended June 30,
	2002	2001 [1]	2001	2000	1999 [2]
CLASS C
Net asset value, beginning of period	$ 45.32	$ 45.82	$ 54.69	$ 52.06	$ 50.95
Income from investment operations
Net investment income	0.11	0	0.04	0.06	0.02
Net realized and unrealized gains or losses on securities
and futures contracts	- 11.23	- 0.50	- 8.60	3.03	1.11
Total from investment operations	- 11.12	- 0.50	- 8.56	3.09	1.13

Distributions to shareholders from
Net investment income	- 0.08	0	- 0.06	- 0.10	- 0.02
Net realized gains	0	0	- 0.25	- 0.36	0
Total distributions to shareholders	- 0.08	0	- 0.31	- 0.46	- 0.02

Net asset value, end of period	$ 34.12	$ 45.32	$ 45.82	$ 54.69	$ 52.06
Total return [3]	- 24.57%	- 1.09%	- 15.71%	5.97%	2.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 155,305	$ 118,504	$ 114,451	$ 54,707	$ 3,489
Ratios to average net assets
Expenses [4]	1.32%	1.30%[5]	1.31%	1.31%	1.31%[5]
Net investment income (loss)	0.18%	- 0.07%[5]	- 0.02%	0.01%	0.27%[5]
Portfolio turnover rate	7%	0%	17%	12%	21%

	Year Ended July 31,		Year Ended June 30,
	2002	2001 [1]	2001	2000	1999 [6]	1998 [6]
CLASS I
Net asset value, beginning of period	$ 45.48	$ 45.97	$ 54.75	$ 52.06	$ 46.27	$ 37.39
Income from investment operations
Net investment income	0.45	0.03	0.52	0.56	0.54	0.50
Net realized and unrealized gains or losses on
securities and future contracts	- 11.21	- 0.49	- 8.61	3.06	8.85	10.12
Total from investment operations	- 10.76	- 0.46	- 8.09	3.62	9.39	10.62

Distributions to shareholders from
Net investment income	- 0.49	- 0.03	- 0.44	- 0.57	- 0.51	- 0.50
Net realized gains	0	0	- 0.25	- 0.36	- 3.09	- 1.24
Total distributions to shareholders	- 0.49	- 0.03	- 0.69	- 0.93	- 3.60	- 1.74

Net asset value, end of period	$ 34.23	$ 45.48	$ 45.97	$ 54.75	$ 52.06	$ 46.27
Total return	- 23.83%	- 1.00%	- 14.88%	7.02%	22.03%	29.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 363,264	$ 289,307	$ 288,421	$ 539,804	$ 570,864	$ 315,920
Ratios to average net assets
Expenses [4]	0.32%	0.30%[5]	0.30%	0.30%	0.30%	0.38%
Net investment income	1.19%	0.93%[5]	0.95%	1.04%	1.19%	1.19%
Portfolio turnover rate	7%	0%	17%	12%	21%	12%

  1. For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

  2. For the period from April 30, 1999 (commencement of class operations) to June 30, 1999.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. On July, 24, 1998, the assets and liabilities of CoreFund Equity Index Fund ("CoreFund") were acquired by Evergreen Equity Index Fund ("Equity Index Fund"). Shareholders of CoreFund Class A, Class B and Class Y became owners of that number of shares of Equity Index Fund, Class IS, Class IS and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for periods prior to July 24, 1998 have been carried forward in these financial statements.

  Growth and Income Fund

	Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 23.92	$ 30.72	$ 29.56	$ 29.14	$ 27.26
Income from investment operations
Net investment income (loss)	0.03	- 0.05	- 0.09	0.10	0.16
Net realized and unrealized gains or losses on securities, written options and foreign currency related transactions	- 4.39	- 3.12	1.85	1.16	2.86
Total from investment operations	- 4.36	- 3.17	1.76	1.26	3.02

Distributions to shareholders from
Net investment income	0	0	0	- 0.06	- 0.13
Net realized gains	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01
Total distributions to shareholders	- 0.98	- 3.63	- 0.60	- 0.84	- 1.14

Net asset value, end of period	$ 18.58	$ 23.92	$ 30.72	$ 29.56	$ 29.14
Total return [2]	- 18.72%	- 11.35%	6.01%	4.48%	11.26%
Ratios and supplemental data
Net assets, end of period (millions)	$ 103	$ 147	$ 207	$ 250	$ 296
Ratios to average net assets
Expenses [3]	1.56%	1.51%	1.47%	1.43%	1.46%
Net investment income (loss)	0.14%	- 0.19%	- 0.28%	0.33%	0.61%
Portfolio turnover rate	74%	26%	61%	39%	20%

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 23.14	$ 30.05	$ 29.14	$ 28.88	$ 27.10
Income from investment operations
Net investment loss	- 0.12	- 0.25	- 0.35	- 0.14	- 0.02
Net realized and unrealized gains or losses on securities, written options and foreign currency related transactions	- 4.24	- 3.03	1.86	1.18	2.81
Total from investment operations	- 4.36	- 3.28	1.51	1.04	2.79

Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01
Total distributions to shareholders	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01

Net asset value, end of period	$ 17.80	$ 23.14	$ 30.05	$ 29.14	$ 28.88
Total return [2]	- 19.37%	- 12.03%	5.23%	3.73%	10.44%
Ratios and supplemental data
Net assets, end of period (millions)	$ 313	$ 505	$ 706	$ 891	$ 1,000
Ratios to average net assets
Expenses [3]	2.31%	2.26%	2.22%	2.18%	2.21%
Net investment loss	- 0.60%	- 0.94%	- 1.03%	- 0.43%	- 0.14%
Portfolio turnover rate	74%	26%	61%	39%	20%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS C
Net asset value, beginning of period	$ 23.14	$ 30.05	$ 29.14	$ 28.89	$ 27.10
Income from investment operations
Net investment loss	- 0.12	- 0.25	- 0.36	- 0.16	- 0.02
Net realized and unrealized gains or losses on securities, written options and foreign currency related transactions	- 4.23	- 3.03	1.87	1.19	2.82
Total from investment operations	- 4.35	- 3.28	1.51	1.03	2.80

Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01
Total distributions to shareholders	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01

Net asset value, end of period	$ 17.81	$ 23.14	$ 30.05	$ 29.14	$ 28.89
Total return [2]	- 19.32%	- 12.03%	5.23%	3.69%	10.47%
Ratios and supplemental data
Net assets, end of period (millions)	$ 12	$ 17	$ 26	$ 37	$ 50
Ratios to average net assets
Expenses [3]	2.31%	2.26%	2.21%	2.18%	2.21%
Net investment loss	- 0.60%	- 0.94%	- 1.02%	- 0.42%	- 0.13%
Portfolio turnover rate	74%	26%	61%	39%	20%

	Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS I
Net asset value, beginning of period	$ 24.14	$ 30.90	$ 29.65	$ 29.19	$ 27.29
Income from investment operations
Net investment income (loss)	0.09	0.01	- 0.01	0.19	0.24
Net realized and unrealized gains or losses on securities, written options and foreign currency related transactions	- 4.45	- 3.14	1.86	1.15	2.87
Total from investment operations	- 4.36	- 3.13	1.85	1.34	3.11

Distributions to shareholders from
Net investment income	0	0	0	- 0.10	- 0.20
Net realized gains	- 0.98	- 3.63	- 0.60	- 0.78	- 1.01
Total distributions to shareholders	- 0.98	- 3.63	- 0.60	- 0.88	- 1.21

Net asset value, end of period	$ 18.80	$ 24.14	$ 30.90	$ 29.65	$ 29.19
Total return	- 18.54%	- 11.14%	6.30%	4.75%	11.56%
Ratios and supplemental data
Net assets, end of period (millions)	$ 113	$ 256	$ 484	$ 634	$ 801
Ratios to average net assets
Expenses [3]	1.31%	1.26%	1.22%	1.18%	1.20%
Net investment income (loss)	0.40%	0.05%	- 0.03%	0.57%	0.86%
Portfolio turnover rate	74%	26%	61%	39%	20%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Small Cap Value Fund

	Year Ended July 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 19.73	$ 15.40	$ 15.57	$ 15.75	$ 15.69
Income from investment operations
Net investment income (loss)	- 0.07	- 0.03	0.05	0.26	0.29
Net realized and unrealized gains or losses on securities	- 1.09	4.36	- 0.18	0.04	0.24
Total from investment operations	- 1.16	4.33	- 0.13	0.30	0.53

Distributions to shareholders from
Net investment income	0	0	- 0.04	- 0.30	- 0.28
Net realized gains	- 0.47	0	0	- 0.18	- 0.19
Total distributions to shareholders	- 0.47	0	- 0.04	- 0.48	- 0.47

Net asset value, end of period	$ 18.10	$ 19.73	$ 15.40	$ 15.57	$ 15.75
Total return [1]	- 5.91%	28.12%	- 0.85%	2.17%	3.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 226,036	$ 100,630	$ 48,166	$ 59,451	$ 54,142
Ratios to average net assets
Expenses [2]	1.48%	1.56%	1.76%	1.67%	1.68%
Net investment income (loss)	- 0.36%	- 0.11%	0.41%	1.85%	1.95%
Portfolio turnover rate	67%	98%	138%	54%	18%

	Year Ended July 31,
	2002 [3]	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 19.36	$ 15.23	$ 15.48	$ 15.67	$ 15.64
Income from investment operations
Net investment income (loss)	- 0.22	- 0.13	- 0.07	0.16	0.19
Net realized and unrealized gains or losses on securities	- 1.05	4.26	- 0.17	0.02	0.22
Total from investment operations	- 1.27	4.13	- 0.24	0.18	0.41

Distributions to shareholders from
Net investment income	0	0	- 0.01	- 0.19	- 0.19
Net realized gains	- 0.47	0	0	- 0.18	- 0.19
Total distributions to shareholders	- 0.47	0	- 0.01	- 0.37	- 0.38

Net asset value, end of period	$ 17.62	$ 19.36	$ 15.23	$ 15.48	$ 15.67
Total return [1]	- 6.60%	27.12%	- 1.55%	1.35%	2.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 147,476	$ 90,483	$ 69,450	$ 110,809	$ 130,191
Ratios to average net assets
Expenses [2]	2.23%	2.31%	2.51%	2.42%	2.43%
Net investment income (loss)	- 1.11%	- 0.83%	- 0.32%	1.15%	1.20%
Portfolio turnover rate	67%	98%	138%	54%	18%

  1. Excluding applicable sales charges

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  3. Net investment income (loss) is based on average shares outstanding during the period.

	Year Ended July 31,
	2002 [1]	2001	2000	1999	1998
CLASS C
Net asset value, beginning of period	$ 19.33	$ 15.20	$ 15.46	$ 15.66	$ 15.63
Income from investment operations
Net investment income (loss)	- 0.22	- 0.15	- 0.08	0.16	0.19
Net realized and unrealized gains or losses on securities	- 1.05	4.28	- 0.17	0.01	0.22
Total from investment operations	- 1.27	4.13	- 0.25	0.17	0.41

Distributions to shareholders from
Net investment income	0	0	- 0.01	- 0.19	- 0.19
Net realized gains	- 0.47	0	0	- 0.18	- 0.19
Total distributions to shareholders	- 0.47	0	- 0.01	- 0.37	- 0.38

Net asset value, end of period	$ 17.59	$ 19.33	$ 15.20	$ 15.46	$ 15.66
Total return [2]	- 6.61%	27.17%	- 1.62%	1.28%	2.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 55,204	$ 23,618	$ 12,637	$ 22,842	$ 26,197
Ratios to average net assets
Expenses [3]	2.23%	2.31%	2.50%	2.42%	2.43%
Net investment income (loss)	- 1.11%	- 0.85%	- 0.29%	1.15%	1.20%
Portfolio turnover rate	67%	98%	138%	54%	18%

	Year Ended July 31,
	2002 [1]	2001	2000	1999	1998
CLASS I
Net asset value, beginning of period	$ 19.82	$ 15.43	$ 15.57	$ 15.77	$ 15.71
Income from investment operations
Net investment income (loss)	- 0.02	0.02	0.05	0.33	0.34
Net realized and unrealized gains or losses on securities	- 1.09	4.37	- 0.14	- 0.02	0.24
Total from investment operations	- 1.11	4.39	- 0.09	0.31	0.58

Distributions to shareholders from
Net investment income	0	0	- 0.05	- 0.33	- 0.33
Net realized gains	- 0.47	0	0	- 0.18	- 0.19
Total distributions to shareholders	- 0.47	0	- 0.05	- 0.51	- 0.52

Net asset value, end of period	$ 18.24	$ 19.82	$ 15.43	$ 15.57	$ 15.77
Total return	- 5.62%	28.45%	- 0.59%	2.31%	3.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 254,880	$ 130,597	$ 92,921	$ 56,903	$ 96,556
Ratios to average net assets
Expenses [3]	1.22%	1.31%	1.50%	1.42%	1.39%
Net investment income (loss)	- 0.11%	0.17%	0.70%	2.19%	2.23%
Portfolio turnover rate	67%	98%	138%	54%	18%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Special Values Fund

	Year Ended	Year Ended November 30,
	July 31, 2002 [1,2]	2001 [2,3]	2000 [2,3]	1999 [2]	1998 [2,3]	1997 [2,3]
CLASS A
Net asset value, beginning of period	$ 20.29	$ 16.53	$ 16.03	$ 16.13	$ 18.64	$ 15.67
Income from investment operations
Net investment income	0.01	0.16	0.22	0.25	0.19	0.13
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	- 0.97	3.97	1.08	0.56	- 0.87	4.53
Total from investment operations	- 0.96	4.13	1.30	0.81	- 0.68	4.66

Distributions to shareholders from
Net investment income	- 0.10	- 0.24	- 0.28	- 0.16	- 0.12	- 0.08
Net realized gains	- 1.14	- 0.13	- 0.52	- 0.75	- 1.71	- 1.61
Total distributions to shareholders	- 1.24	- 0.37	- 0.80	- 0.91	- 1.83	- 1.69

Net asset value, end of period	$ 18.09	$ 20.29	$ 16.53	$ 16.03	$ 16.13	$ 18.64
Total return [4]	- 5.23%	25.43%	8.52%	5.40%	- 3.86%	33.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 81,516	$ 76,469	$ 62,486	$ 65,348	$ 59,408	$ 37,766
Ratios to average net assets
Expenses [5]	1.19%[6]	1.20%	1.21%	1.23%	1.25%	1.35%
Net investment income	0.08%[6]	0.84%	1.38%	1.61%	0.98%	0.74%
Portfolio turnover rate	32%	45%	42%	44%	20%	46%

	Year Ended	Year Ended November 30,
	July 31, 2002 [1,2,3]	2001 [2,3]	2000 [2,3]	1999 [2,7]
CLASS B
Net asset value, beginning of period	$ 20.10	$ 16.40	$ 15.99	$ 14.60
Income from investment operations
Net investment income (loss)	- 0.11	0	0.10	0.17
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	- 0.92	3.96	1.08	1.22
Total from investment operations	- 1.03	3.96	1.18	1.39

Distributions to shareholders from
Net investment income	- 0.01	- 0.13	- 0.25	0
Net realized gains	- 1.14	- 0.13	- 0.52	0
Total distributions to shareholders	- 1.15	- 0.26	- 0.77	0

Net asset value, end of period	$ 17.92	$ 20.10	$ 16.40	$ 15.99
Total return [4]	- 5.67%	24.42%	7.74%	9.52%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,967	$ 1,153	$ 427	$ 350
Ratios to average net assets
Expenses [5]	1.95%[6]	1.95%	1.96%	1.98%[6]
Net investment income (loss)	- 0.68%[6]	0.02%	0.61%	0.93%[6]
Portfolio turnover rate	32%	45%	42%	44%

  1. For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

  2. On June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class I became owner of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 14, 2002 have been carried forward in these financial statements.

  3. Net investment income (loss) is based on average shares outstanding during the period.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

  7. For the period from March 26, 1999 (commencement of class operations) to November 30, 1999.

Year Ended
	Year Ended July 31, 2002 [1,2,3]	November 30, 2001 [2,4]
CLASS C
Net asset value, beginning of period	$ 20.16	$ 17.46
Income from investment operations
Net investment loss	- 0.12	- 0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	- 0.92	3.12
Total from investment operations	- 1.04	3.11

Distributions to shareholders from
Net investment income	- 0.02	- 0.28
Net realized gains	- 1.14	- 0.13
Total distributions to shareholders	- 1.16	- 0.41

Net asset value, end of period	$ 17.96	$ 20.16
Total return [5]	- 5.66%	18.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,908	$ 367
Ratios to average net assets
Expenses [6]	1.95%[7]	1.95%
Net investment loss	- 0.70%[7]	- 0.05%
Portfolio turnover rate	32%	45%

	Year Ended	Year Ended November 30,
	July 31, 2002 [1,2]	2001 [2,3]	2000 [2,3]	1999 [2]	1998 [2]	1997 [2]
CLASS I
Net asset value, beginning of period	$ 20.34	$ 16.57	$ 16.07	$ 16.18	$ 18.67	$ 15.67
Income from investment operations
Net investment income	0.05	0.20	0.26	0.30	0.21	0.16
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	- 0.97	3.98	1.08	0.54	- 0.84	4.53
Total from investment operations	- 0.92	4.18	1.34	0.84	- 0.63	4.69

Distributions to shareholders from
Net investment income	- 0.15	- 0.28	- 0.32	- 0.20	- 0.15	- 0.08
Net realized gains	- 1.14	- 0.13	- 0.52	- 0.75	- 1.71	- 1.61
Total distributions to shareholders	- 1.29	- 0.41	- 0.84	- 0.95	- 1.86	- 1.69

Net asset value, end of period	$ 18.13	$ 20.34	$ 16.57	$ 16.07	$ 16.18	$ 18.67
Total return	- 5.04%	25.74%	8.79%	5.61%	- 3.59%	33.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 215,922	$ 198,817	$ 128,300	$ 109,969	$ 90,550	$ 84,501
Ratios to average net assets
Expenses [6]	0.94%[7]	0.95%	0.96%	0.98%	1.00%	1.11%
Net investment income	0.34%[7]	1.08%	1.61%	1.85%	1.26%	0.88%
Portfolio turnover rate	32%	45%	42%	44%	20%	46%

  1. For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

  2. On June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class I became owner of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 14, 2002 have been carried forward in these financial statements.

  3. Net investment income (loss) is based on average shares outstanding during the period.

  4. For the period from December 12, 2000 (commencement of class operations) to November 30, 2001.

  5. Excluding applicable sales charges

  6. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  7. Annualized

  Strategic Value Fund

Year Ended
July 31, 2002 [1,2,3]
CLASS A
Net asset value, beginning of period	$ 21.93
Income from investment operations
Net investment income	0.02
Net realized and unrealized losses on securities	- 4.17
Total from investment operations	- 4.15

Net asset value, end of period	$ 17.78
Total return [4]	- 18.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 59
Ratios to average net assets
Expenses [5]	0.67%[6]
Net investment income	0.19%[6]
Portfolio turnover rate	39%

Year Ended
July 31, 2002 [1,2,3]
CLASS B
Net asset value, beginning of period	$ 21.93
Income from investment operations
Net investment income	0
Net realized and unrealized losses on securities	- 4.18
Total from investment operations	- 4.18

Net asset value, end of period	$ 17.75
Total return [4]	- 19.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 199
Ratios to average net assets
Expenses [5]	1.90%[6]
Net investment income	0.06%[6]
Portfolio turnover rate	39%

  1. Net investment income is based on average shares outstanding during the period.

  2. For the period from March 27, 2002 (commencement of class operations) to July 31, 2002.

  3. Reflects a 10 for 1 stock split issued on April 26, 2002.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

Year Ended
July 31, 2002 [1,2,3]
CLASS C
Net asset value, beginning of period	$ 21.93
Income from investment operations
Net investment income	0
Net realized and unrealized losses on securities	- 4.17
Total from investment operations	- 4.17

Net asset value, end of period	$ 17.76
Total return [4]	- 19.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 139
Ratios to average net assets
Expenses [5]	1.82%[6]
Net investment loss	- 0.06%[6]
Portfolio turnover rate	39%

	Year Ended July 31,		Year Ended June 30,
	2002 [2,3]	2001 [3,7]	2001 [3]	2000 [3]	1999 [3]	1998 [3,8]
CLASS I
Net asset value, beginning of period	$ 23.05	$ 23.00	$ 21.31	$ 23.72	$ 22.60	$ 20.34
Income from investment operations
Net investment income	0.65	0.02	0.23	0.25	0.33	0.16
Net realized and unrealized gains or losses on securities	- 5.52	0.04	1.97	- 1.95	1.57	2.26
Total from investment operations	- 4.87	0.06	2.20	- 1.70	1.90	2.42

Distributions to shareholders from
Net investment income	- 0.22	- 0.01	- 0.23	- 0.29	- 0.29	- 0.16
Net realized gains	- 0.20	0	- 0.28	- 0.42	- 0.49	0
Total distributions to shareholders	- 0.42	- 0.01	- 0.51	- 0.71	- 0.78	- 0.16

Net asset value, end of period	$ 17.76	$ 23.05	$ 23.00	$ 21.31	$ 23.72	$ 22.60
Total return	- 21.40%	0.28%	10.38%	- 7.33%	8.85%	11.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 732,110	$ 835,732	$ 815,097	$ 750,470	$ 530,995	$ 287,194
Ratios to average net assets
Expenses [5]	0.77%	0.76%[6]	0.75%	0.75%	0.71%	0.75%[6]
Net investment income	1.07%	0.78%[6]	1.01%	1.14%	1.61%	1.26%[6]
Portfolio turnover rate	39%	3%	38%	31%	41%	12%

  1. For the period from March 27, 2002 (commencement of class operations) to July 31, 2002.

  2. Net investment income (loss) is based on average shares outstanding during the period.

  3. Reflects a 10 for 1 stock split issued on April 26, 2002.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

  7. For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

  8. For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.

  Value Fund

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 20.06	$ 20.68	$ 24.86	$ 22.23	$ 24.64
Income from investment operations
Net investment income	0.11	0.15	0.20	0.21	0.26
Net realized and unrealized gains or losses on securities	- 3.76	1.60	- 1.08	2.76	2.00
Total from investment operations	- 3.65	1.75	- 0.88	2.97	2.26

Distributions to shareholders from
Net investment income	- 0.10	- 0.14	- 0.19	- 0.21	- 0.29
Net realized gains	- 1.94	- 2.23	- 3.11	- 0.13	- 4.38
Total distributions to shareholders	- 2.04	- 2.37	- 3.30	- 0.34	- 4.67

Net asset value, end of period	$ 14.37	$ 20.06	$ 20.68	$ 24.86	$ 22.23
Total return [2]	- 19.92%	9.23%	- 3.78%	13.48%	9.55%
Ratios and supplemental data
Net assets, end of period (millions)	$ 304	$ 387	$ 380	$ 464	$ 476
Ratios to average net assets
Expenses [3]	1.11%	1.08%	1.03%	1.00%	1.01%
Net investment income	0.61%	0.76%	0.91%	0.93%	1.04%
Portfolio turnover rate	36%	97%	83%	110%	69%

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 19.95	$ 20.62	$ 24.81	$ 22.20	$ 24.63
Income from investment operations
Net investment income (loss)	- 0.02	0	0.02	0.04	0.08
Net realized and unrealized gains or losses on securities	- 3.73	1.59	- 1.06	2.75	1.99
Total from investment operations	- 3.75	1.59	- 1.04	2.79	2.07

Distributions to shareholders from
Net investment income	- 0.02	- 0.03	- 0.04	- 0.05	- 0.12
Net realized gains	- 1.94	- 2.23	- 3.11	- 0.13	- 4.38
Total distributions to shareholders	- 1.96	- 2.26	- 3.15	- 0.18	- 4.50

Net asset value, end of period	$ 14.24	$ 19.95	$ 20.62	$ 24.81	$ 22.20
Total return [2]	- 20.50%	8.38%	- 4.51%	12.65%	8.73%
Ratios and supplemental data
Net assets, end of period (millions)	$ 90	$ 173	$ 206	$ 332	$ 326
Ratios to average net assets
Expenses [3]	1.86%	1.83%	1.78%	1.75%	1.76%
Net investment income (loss)	- 0.11%	0.02%	0.15%	0.18%	0.30%
Portfolio turnover rate	36%	97%	83%	110%	69%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS C
Net asset value, beginning of period	$ 19.94	$ 20.60	$ 24.79	$ 22.18	$ 24.61
Income from investment operations
Net investment income (loss)	- 0.02	- 0.01	0.03	0.04	0.10
Net realized and unrealized gains or losses on securities	- 3.73	1.61	- 1.07	2.75	1.97
Total from investment operations	- 3.75	1.60	- 1.04	2.79	2.07

Distributions to shareholders from
Net investment income	- 0.02	- 0.03	- 0.04	- 0.05	- 0.12
Net realized gains	- 1.94	- 2.23	- 3.11	- 0.13	- 4.38
Total distributions to shareholders	- 1.96	- 2.26	- 3.15	- 0.18	- 4.50

Net asset value, end of period	$ 14.23	$ 19.94	$ 20.60	$ 24.79	$ 22.18
Total return [2]	- 20.52%	8.43%	- 4.52%	12.66%	8.74%
Ratios and supplemental data
Net assets, end of period (millions)	$ 6	$ 7	$ 4	$ 5	$ 5
Ratios to average net assets
Expenses [3]	1.87%	1.83%	1.77%	1.75%	1.76%
Net investment income (loss)	- 0.14%	- 0.04%	0.15%	0.18%	0.29%
Portfolio turnover rate	36%	97%	83%	110%	69%

Year Ended July 31,
	2002 [1]	2001 [1]	2000	1999	1998
CLASS I
Net asset value, beginning of period	$ 20.07	$ 20.68	$ 24.87	$ 22.23	$ 24.64
Income from investment operations
Net investment income	0.15	0.25	0.31	0.29	0.35
Net realized and unrealized gains or losses on securities	- 3.76	1.57	- 1.14	2.74	1.97
Total from investment operations	- 3.61	1.82	- 0.83	3.03	2.32

Distributions to shareholders from
Net investment income	- 0.13	- 0.20	- 0.25	- 0.26	- 0.35
Net realized gains	- 1.94	- 2.23	- 3.11	- 0.13	- 4.38
Total distributions to shareholders	- 2.07	- 2.43	- 3.36	- 0.39	- 4.73

Net asset value, end of period	$ 14.39	$ 20.07	$ 20.68	$ 24.87	$ 22.23
Total return	- 19.72%	9.56%	- 3.59%	13.81%	9.79%
Ratios and supplemental data
Net assets, end of period (millions)	$ 27	$ 40	$ 57	$ 132	$ 183
Ratios to average net assets
Expenses [3]	0.86%	0.82%	0.77%	0.75%	0.70%
Net investment income	0.88%	1.04%	1.16%	1.20%	1.47%
Portfolio turnover rate	36%	97%	83%	110%	69%

  1. Net investment income (loss) is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  OTHER FUND PRACTICES

  The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  Although not principal investment strategies, Blue Chip Fund, Special Values Fund and Strategic Value Fund may invest in foreign securities. Blue Chip Fund and Special Values Fund may each invest up to 20% of their assets in foreign securities. Strategic Value Fund may invest up to 10% of its assets in foreign securities, including securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers), American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Investments in foreign securities may subject the Fund, and therefore the value of the Fund's shares, to foreign investment risk. For a discussion of this risk, see "Overview of Fund Risks" on page 2.

  Although not a principal investment strategy, Value Fund may invest up to 25% of its assets in investment grade bonds. Investments in bonds may subject the Fund, and therefore the value of the Fund's shares, to interest rate risk and credit risk. For a discussion of these risks, see "Overview of Fund Risks" on page 2.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

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  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Domestic Equity Funds II, Ask for:

  The Funds’ most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Funds' portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.
  551539 RV3 (12/02)

  SEC File No.: 811-08413

  SEC File No.: 811-08363
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034